UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

FOXX DEVELOPMENT HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FOXX DEVELOPMENT HOLDINGS, INC.

15375 Barranca Parkway C106,
Irvine, CA 92618

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Foxx Development Holdings, Inc.:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Foxx Development Holdings, Inc., a Delaware corporation (the “Company”), which will be held on December 22, 2025, starting at 8:00 a.m., Pacific Time, at the offices of the Company at 15375 Barranca Parkway C106, Irvine, CA 92618 and virtually via the Internet, for which you must register in advance at https://forms.cloud.microsoft/r/mwd9tmKBbL.

YOUR VOTE IS IMPORTANT Whether or not you attend the meeting, we urge you to vote promptly by:

The Annual Meeting will be held for the following purposes:	visiting www.proxyvote.com
(1) To elect five directors to serve until the Annual Meeting of Stockholders of the Company to be held in 2026 and until their successors are elected and qualified;	mailing your signed proxy card or voting instruction form
(2) To approve and ratify the appointment of CBIZ CPAs P.C. to serve as the independent registered public accounting firm for the Company for the 2026 fiscal year; and	calling 1-800-690-6903
(3) To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation; and
(4) To transact any other business which may properly come before the meeting.

Only stockholders of record of outstanding shares of common stock of the Company at the close of business on November 28, 2025 are entitled to notice of, and to vote, at the Annual Meeting or any adjournment or postponement thereof.

Whether or not you plan to attend the Annual Meeting, please take advantage of the ability to vote by proxy, as instructed on the proxy card or voting instructions that have been provided to you, so that your shares will be represented. The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the Annual Meeting. Voting by proxy will not limit your right to attend the Annual Meeting and vote your shares in person.

This Notice of 2025 Annual Meeting of Stockholders and the attached proxy statement dated December 1, 2025 should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended June 30, 2025. Collectively, these documents contain all of the information and disclosures required in connection with the 2025 Annual Meeting of Stockholders. Copies of all these materials can be found on the Company’s website at https://ir.foxxusa.com/.

By Order of the Board of Directors,

Joy Yi Hua	Greg Foley
Chairwoman and Chief Financial Officer	Chief Executive Officer
December 1, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, DECEMBER 22, 2025

The Notice of the 2025 Annual Meeting of Stockholders, the Proxy Statement, and the Annual Report for Fiscal Year ended June 30, 2025 are available on the Internet at www.proxyvote.com. Please have your 16-digit control number in hand when accessing this website.

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on
December 22, 2025
at 8:00 a.m. Pacific Time
at the offices of the Company at
15375 Barranca Parkway C106, Irvine, CA 92618
and virtually

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive this proxy?

The board of directors (the “Board of Directors”) of Foxx Development Holdings, Inc., a Delaware corporation (“we,” “us,” “our,” the “Company” or “Foxx”) is furnishing this Proxy Statement to solicit proxies on its behalf to be voted at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) or at any adjournment or postponement thereof.

This Proxy Statement summarizes the information you need to know to vote by proxy or in person at the Annual Meeting. You do not need to attend the Annual Meeting in person in order to vote. Prior to the Annual Meeting, you will be able to vote over the Internet, by phone or by mail.

When and where will the Annual Meeting be held?

Date	Monday, December 22, 2025
Time	8:00 a.m., Pacific Time
Location	15375 Barranca Parkway C106, Irvine, CA 92618, and virtually via the Internet, for which registration is required at https://forms.cloud.microsoft/r/mwd9tmKBbL

What do I need to do now?

After carefully reading and considering the information contained in this Proxy Statement, please submit your proxy as soon as possible so that your shares will be represented at the Annual Meeting. Please follow the instructions set forth on the proxy card or on the voting instruction form provided.

What am I voting on?

At the Annual Meeting, stockholders will be asked to:

(1)    elect five directors to serve until the Annual Meeting of Stockholders of the Company to be held in 2026 and until the successors are elected and qualified;

(2)    approve and ratify the appointment of CBIZ CPAs P.C. as independent registered public accounting firm of the Company for the 2026 fiscal year;

(3)    approve an amendment to the Company’s Amended and Restated Certificate of Incorporation; and

(4)    transact any other business which may properly come before the meeting.

When is this Proxy Statement first being sent or given to stockholders?

We will begin mailing the Notice of the 2025 Annual Meeting (the “Notice”), Proxy Statement and Annual Report (the “2025 Annual Report”) on Form 10-K for the fiscal year ended June 30, 2025, on or about December 1, 2025 to holders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) as of the close of business on November 28, 2025 (the “Record Date”).

As indicated in the Notice, this Proxy Statement and other materials are also available on the Internet at www.proxyvote.com.

Who is entitled to vote at the Annual Meeting?

Holders of record of the Company’s Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. As of the Record Date, we had issued and outstanding 6,876,513 shares of Common Stock which were owned by 13 stockholders of record.

What is the quorum for the Annual Meeting?

A majority of our outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum at any meeting of stockholders, unless otherwise provided by law. Any shares represented by proxies that are marked withhold, abstain from voting and broker non-votes are counted as present for quorum purposes, but will not be treated as votes cast on any matter to which they relate; accordingly, withholds, abstentions and broker non-votes will not affect the outcome of votes on any proposals. A broker non-vote occurs when the broker has not received voting instructions from the beneficial owner and either chooses not to vote those shares on a routine matter (such as ratification of the independent auditing firm) or is not permitted by law or applicable rules to vote those shares on a non-routine matter.

If less than a quorum is represented at a meeting, a majority of the shares so represented may adjourn the meeting without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

How many votes do I have?

Other than cumulative voting for election of directors (see below “What votes are required for the proposals? Proposal 1: Election of Directors”), each share of Common Stock entitles its owner to one vote on all matters brought before the Annual Meeting.

What votes are required for the proposals?

The number of votes required to approve the proposals that are scheduled to be presented at the meeting is as follows:

Proposal 1: Election of Directors

If a quorum is present, directors will be elected pursuant to the affirmative vote of a plurality of the shares of Common Stock present in person (including virtual presence) or represented by proxy at the Annual Meeting. This means that the five nominees who receive the most affirmative votes will be elected to the Board. Accordingly, because there are five nominees in total, each person who receives one or more votes will be elected as a director.

Stockholders may cumulate their votes for this proposal. Cumulative voting allows a shareholder to allocate among the director nominees, as the shareholder sees fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares held by the shareholder. For example, if a shareholder owns 100 shares of Common Stock, and there are five directors to be elected at the Annual Meeting, a shareholder may allocate 500 “for” votes (five multiplied by 100) among as few or as many of the five nominees to be voted on at the Annual Meeting as the shareholder chooses. You may not cumulate your votes against a nominee. Cumulative voting applies only to the election of directors and not to other proposals.

If you are a shareholder of record and choose to cumulate your votes, you will need to submit a proxy card and make an explicit statement of your intent to cumulate your votes by so indicating in writing on the proxy card. If you hold shares beneficially through a broker, bank or nominee and wish to cumulate votes, you should contact your broker, bank or nominee.

You will not be able to submit cumulated vote allocation instructions for director elections if you grant a proxy by telephone or the Internet; thus, if you wish to cumulate your votes, you should submit a paper proxy card.

If you vote by proxy card and sign your card with no further instructions, Joy Yi Hua, as proxy holder, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion.

Proposal 2: Ratification of Independent Auditor

If a quorum is present, the proposal for the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the Annual Meeting.

Proposal 3: Charter Amendment

If a quorum is present, the proposal for the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) requires the affirmative vote of the holders of at least a majority of all the outstanding shares of Common Stock of the Company.

How can I vote at the Annual Meeting?

If you are a record holder, which means your shares are registered in your name, you may vote or submit a proxy:

Internet	Telephone	Mail	At the Annual Meeting

Visit www.proxyvote.com and vote online. Online voting will end at 11:59 p.m. local time on December 21, 2025.	Call 1-800-690-6903 to vote your shares. Telephone voting will close at 11:59 p.m. local time on December 21, 2025.	Sign, date and mail the proxy card in the enclosed postage paid envelope.	If you are a shareholder of record or hold a valid proxy, you can attend and vote in person at the Annual Meeting.

How do I vote if I am a beneficial owner of shares?

If you hold your shares of Common Stock through a broker, bank or other financial institution, you are considered the beneficial owner of shares held in “street name,” and you will receive instructions on how to vote from your broker, bank or other institution. If you hold shares of Common Stock in street name and wish to vote in person at the Annual Meeting, you must present a legal proxy validating your ownership of the shares of Common Stock that you intend to vote from your bank, broker or other nominee that held your shares of Common Stock as of the Record Date. You will also need proof of identity for entrance to the Annual Meeting.

What do I do if I receive more than one proxy statement?

If you hold shares directly as a record holder and also in “street name,” or otherwise through a nominee, you may receive more than one proxy statement relating to the Annual Meeting. These should each be voted or returned separately to ensure that all of your shares are voted.

Can I revoke my proxy or change my vote after I vote by proxy?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•        giving written notice to our Corporate Secretary, 15375 Barranca Parkway C106, Irvine, CA 92618;

•        delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

•        voting in-person at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record and following their instructions for how to do so.

Is it an in-person meeting or virtual meeting?

We currently intend to hold the Annual Meeting both in person and virtually via the Internet, for which you must register in advance at https://forms.cloud.microsoft/r/mwd9tmKBbL.

Are there any other business at the Annual Meeting?

As of the date hereof, our management has no knowledge of any business other than that described in the notice for the Annual Meeting that will be presented for consideration at the Annual Meeting.

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THE ANNUAL MEETING

General

This proxy statement is being furnished to you, as a stockholder of Foxx Development Holdings, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on December 22, 2025, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about December 1, 2025. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held on December 22, 2025, starting at 8:00 a.m., Pacific Time, at the offices of the Company at 15375 Barranca Parkway C106, Irvine, CA 92618 and virtually via the Internet, for which you must register in advance at https://forms.cloud.microsoft/r/mwd9tmKBbL.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask stockholders to consider and vote upon the following proposals to:

(1)    elect five directors to serve until the Annual Meeting of Stockholders of the Company to be held in 2026 and until the successors are elected and qualified;

(2)    approve and ratify the appointment of CBIZ CPAs P.C. as independent registered public accounting firm of the Company for the 2026 fiscal year;

(3)    approve an amendment to the Company’s Amended and Restated Certificate of Incorporation; and

(4)    transact any other business which may properly come before the meeting.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the director nominees, “FOR” the ratification of the appointment of CBIZ as the Company’s independent registered public accounting firm for the 2026 fiscal year, and “FOR” the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation.

Record Date and Voting Power

Our Board fixed the close of business on November 28, 2025, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at the Annual Meeting. As of the Record Date, there were an aggregate of 6,876,513 shares of Common Stock outstanding, with each Common Stock entitles the holder thereof to one vote.

Quorum and Required Vote

A majority of our outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum at any meeting of stockholders, unless otherwise provided by law. Any shares represented by proxies that are marked withhold, abstain from voting and broker non-votes are counted as present for quorum purposes, but will not be treated as votes cast on any matter to which they relate; accordingly, withholds, abstentions and broker non-votes will not affect the outcome of votes on any proposals. A broker non-vote occurs when the broker has not received voting instructions from the beneficial owner and either chooses not to vote those shares on a routine matter (such as ratification of the independent auditing firm) or is not permitted by law or applicable rules to vote those shares on a non-routine matter.

For Proposal 1, the directors will be elected pursuant to the affirmative vote of a plurality of the shares of Common Stock present in person (including virtual presence) or represented by proxy at the Annual Meeting. This means that the five nominees who receive the most affirmative votes will be elected to the Board. Accordingly, because there are five nominees in total, each person who receives one or more votes will be elected as a director.

Stockholders may cumulate their votes for this proposal. Cumulative voting allows a shareholder to allocate among the director nominees, as the shareholder sees fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares held by the shareholder. For example, if a shareholder owns 100 shares of Common Stock, and there are five directors to be elected at the Annual Meeting, a shareholder may allocate 500 “for” votes (five multiplied by 100) among as few or as many of the five nominees to be voted on at the Annual Meeting as the shareholder chooses. You may not cumulate your votes against a nominee. Cumulative voting applies only to the election of directors and not to other proposals.

For Proposal 2, the approval of the proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the Annual Meeting.

For Proposal 3, the approval of the proposal requires the affirmative vote of the holders of at least a majority of all the outstanding shares of Common Stock of the Company.

Voting

There are four ways to vote:

Internet	Telephone	Mail	At the Annual Meeting

Visit www.proxyvote.com and vote online. Online voting will end at 11:59 p.m. local time on December 21, 2025.	Call 1-800-690-6903 to vote your shares. Telephone voting will close at 11:59 p.m. local time on December 21, 2025.	Sign, date and mail the proxy card in the enclosed postage paid envelope.	If you are a shareholder of record or hold a valid proxy, you can attend and vote in person at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this proxy statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, or our bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our office at 201-962-5550 or by sending a letter to our Corporate Secretary at the office of the Company at 15375 Barranca Parkway C106, Irvine, CA 92618 with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 15375 Barranca Parkway C106, Irvine, CA 92618. The Company’s telephone number at such address is 201-962-5550.

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PROPOSAL 1. ELECTION OF DIRECTORS

The first item to be acted upon at the Annual Meeting is the election of five directors to our Board. Each of the persons elected will serve a term of one year and until the election and qualification of his or her successor or until his or her earlier resignation, death or removal. Each nominee is currently serving as one of our directors. We are not aware of any material proceedings to which any of the nominee directors, or any associate of any such director, is a party adverse to us or has a material interest adverse to us. Each nominee has consented to being named as a nominee and to serve if elected.

If any director nominee named in this proxy statement shall become unable or decline to serve (an event which the Board does not anticipate), a substitute may be nominated and elected. It is noted that Ms. Yiqing Miao notified the Company on November 20, 2025 of her intent to step down as the director of the Company upon the nomination and election of a successor at the Annual Meeting. The Company, therefore, nominated Michelle Jie Shen as a director nominee of the Company.

Nominees for Election as Directors

The following sets forth information about the nominees for election as directors.

Name	Age	Position
“Joy” Yi Hua	50	Director Nominee, Chairman and Chief Financial Officer
Haitao Cui	47	Director Nominee and Executive Vice President
Michelle Jie Shen	[ ]	Director Nominee
Edmund R. Miller	68	Director Nominee
John Chiang	63	Director Nominee

The nominees for election as directors have provided the following information about themselves:

Ms. “Joy” Yi Hua has been nominated as a director of the Company and has served as Chief Financial Officer and Chairwoman of the Board since September 2024. She also serves as the Chief Financial Officer of our main operating subsidiary, Foxx Development Inc. (the “Operating Subsidiary”), a position she has held since September 2024. Previously, Ms. Hua served as Chairwoman, CEO, and CFO of ACAC from its inception until its business combination with Foxx in September 2022. Ms. Hua has over 18 years of experience in investment management, hedge fund, private equity and real estate investment around the world. Ms. Hua has over 18 years of experience in investment management, hedge fund, private equity and real estate investment around the world. Since March 2023, Ms. Hua has served as the CEO of Bit Bay Technology Corporation, a US data center investment and management company. She has also served as Managing Director of Serene View Capital LLC, an investment management and consulting firm, since June 2016. Previously, in June 2018, Ms. Hua founded Cohere Education LLC, an online education start-up engaged in the distribution of STEAM curriculum and programs to K-12 and college students in the U.S. and China. Before that, Ms. Hua co-founded and served as the Chief Operating Officer for MeshImpact LLC, a consulting firm focused on data analytics and machine learning solutions, between July 2016 and December 2018. Earlier in her career, Ms. Hua worked for CornerStone Parnters LLC for 8 years from 2008 to 2016 where she managed private equity and real assets portfolios of over 3 billion US dollars for 12 non-profit clients. Ms. Hua started her investment career at UVIMCO, the organization that manages the University of Virginia’s $14.5 billion endowment, from 2004 to 2008. Ms. Hua received her MBA from the University of Texas at Austin in 2003, and a B.A. in Economics from Shanghai University of Finance & Economics in 1997. She has been a CFA charter holder since 2004.

Mr. Haitao Cui has been nominated as a director of the Company and has served as our Executive Vice President and a member of our Board since September 2024. He also serves as the Chief Executive Officer of our Operating Subsidiary, a position he has held since September 2024. Mr. Cui joined our Operating Subsidiary in August 2018, serving as its Chief Executive Officer until April 2024 before stepping into the role of Executive Vice President of Sales in our Operating Subsidiary from April 2024 to September 2024. Mr. Cui brought to Foxx with over 10 years of executive and managerial experience in directing, managing, and overseeing key corporate relations and regional sales development for consumer electronic products. Mr. Cui received a Bachelor’s Degree in Electrical and Engineering Automation from Xi’an Jiaotong University, China, in 2000.

Ms. Michelle Jie Shen has been nominated as a director of the Company to succeed Ms. “Eva” Yiqing Miao. Ms. Shen brings to the Board more than 2 decades of financial management experience. Currently, Ms. Shen serves as Finance Business Partner, Ultrasound North America Region at Philips (Euronext Amsterdam: PHIA; NYSE: PHG), the global health technology and consumer electronics company headquartered in the Netherlands, a position she has held since April 2025. Ms. Shen served in various roles at Philip’s Boston office, Shanghai office, and the headquarters in the Netherlands. She rejoined Philips in 2012, first serving as Director of Accounting Operations, Greater China from 2012 to 2016, and then taking Finance Business Partner roles in various Health Tech businesses in Philips, both in China and in the Netherlands. Earlier in her career, Ms. Shen served in various roles at the China headquarter and joint ventures for SPX Corporation (NYSE: SPXC), a leading American engineering manufacturer, from 2008 to 2012, including as Chief Financial Officer of the SPX’s joint venture with Shanghai Electric, a leading power generation company, and as Finance Director of SPX’s Asia Pacific businesses. Ms. Shen started her career at Philips in 2000 where she worked in various functions in the Greater China finance department until 2008, mainly in Consumer Electronics industry. Ms. Shen received her Master’s Degree in Accounting and Finance in 2000, and her Bachelor’s Degree in Business English, both from the Shanghai University of Finance and Economics.

Mr. Edmund R. Miller has been nominated as a director of the Company and has served as our independent director since September 2024. Previously, Mr. Miller has served as the independent director of ACAC from June 2022 until its business combination with Foxx. Mr. Miller has extensive experience in private equity investment and fundraising, and in the Telecommunication, Media, & Technology (TMT) sector. Mr. Miller is a Senior Managing Director of Pan American Finance, LLC, an investment advisory firm where he has held this position since 2012. From 2002 to 2011, he was the Managing Director at Parmenter Realty Partners, a real estate investment firm, where he was in charge of all aspects of documenting and raising their second, third, and fourth institutional funds. Earlier in his career, from 1984 to 1996, Mr. Miller was co-manager of the largest Caribbean Basin and Latin American coverage team for Goldman Sachs, based in Miami. From 1996 to 1999, he managed a high yield fund for a large Latin American bank, managed a hedge fund, and was a founder and led the initial investment round in Answerthink (now known as The Hackett Group, NASDAQ: HCKT), an information technology consulting company. Mr. Miller was the co-founder of Interprise Technology Partners, a $110 million technology venture fund which made seven lead investments between 1999 and 2002. Prior to joining Goldman Sachs in 1984, Mr. Miller worked for Price Waterhouse in New York City in international tax for 4 years. He is a graduate of the University of Florida Warrington College of Business and the Levin College of Law. Mr. Miller was previously certified as a CPA and was a member of the New York State Bar.

Mr. John Chiang has been nominated as a director of the Company and has served as our independent director since November 2024. Mr. Chiang has extensive experience in serving as a director for public and private companies. Since May 2025, Mr. Chiang has served as a director of OFA Group (NASDAQ: OFAL), a Hong Kong architectural service firm. Since 2019, Mr. Chiang has served as a director of Astrana Health, Inc., a California-based healthcare technology company. Previously, Mr. Chiang served as a director of Chijet Motor Company, Inc. (NASDAQ: CJET) from June 2023 to May 2024, and of Deep Medicine Acquisition Corp. from October 2022 to its business combination with TruGolf, Inc. (NASDAQ: TRUG) in January 2024. He has also sat on the board of several private companies, including Boom Interactive since May 2023, Pasadena Private Lending, LLC since December 2023, GrubMarket since February 2024, and ChimeTV since June 2023. Previously, Mr. Chiang also served on the board of Aegis Systems from January 2019 until early 2021 and Zeuss Technologies from January 2019 to March 2021. Before his service in the private sector, Mr. Chiang spent two decades as a state elected official. From 2015 to 2019, Mr. Chiang served as the State Treasurer of California. In his role, he oversaw trillions of dollars in annual transactions, managed a $75 billion investment portfolio and was the nation’s largest issuer of municipal bonds. From 2007 to 2015, he served for two terms as the State Controller of California, overseeing the state’s payroll system and the accounting and disbursements of public funds. From 1999 to 2006, Mr. Chiang served as an elected member of the California Board of Equalization, the state tax authority, including as its chair for three years. Before his election to state-wide offices, Mr. Chiang began his career as a tax law specialist for the Internal Revenue Service. He then worked as an attorney for then-California State Controller Gray Davis and also served on the staff of U.S. Senator Barbara Boxer. Mr. Chiang received his Bachelor of Science degree with honors in finance from the University of South Florida and his Juris Doctor degree from Georgetown University Law Center.

Executive Officers

The following sets forth our executive officers who do not serve as directors and/or who are not nominees for election as directors.

Name	Age	Position
Greg Foley	57	Chief Executive Officer
James Liao	59	Chief Technology Officer

Mr. Greg Foley currently serves as Chief Executive Officer of the Company. Mr. Foley also serves as the Executive Vice President of Business Development of our Operating Subsidiary, a position he has held since September 2024. Mr. Foley joined Foxx, the predecessor of our Operating Subsidiary in April 2024 as the Chief Executive Officer of Foxx. Mr. Foley has over 25 years of experience in leading the sales and marketing efforts to drive enterprise and channel growth in high-growth markets in electronic devices, SaaS, IoT, 5G Fixed Wireless, AI, and cloud development. Prior to joining Foxx, Mr. Foley served as Director of Global Business Development, Partnerships, Strategies and Alliances at Inseego (Nasdaq: INSG), a company that engages in the design and development of fixed and mobile wireless solutions, industrial Internet of Things (IIoT), and cloud solutions. Between 2018 and 2020, Mr. Foley served as Vice President of Sales and Product Development at NetComm Wireless. Earlier in his career, Mr. Foley took executive roles at various telecommunication and technology companies such as SpareOne, HTC, Samsung, and Nokia. Mr. Foley received his BBA in Finance from Georgia State University in 1997.

Mr. James Liao has served as our Chief Technology Officer since September 2024. He is also the Chief Technology Officer of our Operating Subsidiary. Previously, Mr. Liao served as Chief Technology Officer of Foxx, a position he has held from August 2023 until September 2024. Before joining Foxx, from 2018 until August 2023, Mr. Liao worked as a Senior Manager, Product Strategy and Innovation, at Charter Communications (Nasdaq: CHTR), a major U.S. telecommunication company. From 2016 to 2017, Mr. Liao worked as Director of Product Management and Director of Technology Management at LEECO, a consumer technology company. Before that, from 2003 to 2016, Mr. Liao spent over a decade at the US offices of Nokia Corporation, the Finnish multinational electronics and telecommunication conglomerate, rising through rank from Architect, Product Requirements Manager, Software Development Group Manager, Product Program Manager, to Senior Product Manager. In addition to his experience at established telecommunication and consumer electronics businesses, Mr. Liao also has various additional relevant experience working as software engineer for Negecell and Dotcast Inc., two telecommunication startup companies. Mr. Liao received a certificate in Innovation and Entrepreneurship from Harvard University in 2021, a certificate in Artificial Intelligence, Strategic Management from Massachusetts Institute of Technology in 2021, and a certificate in Machine Learning, Robotics from Stanford University in 2020. Mr. Liao received a Master of Electrical Engineering degree from the University of Texas in 1995 and a Bachelor’s degree in Electrical Engineering from Tsinghua University in 1989.

Certain Relationships, Related Transactions and Director Independence

There are no family relationships among our executive officers and directors.

Other than compensation arrangements described under “Executive Compensation” and under Item 13 of the Annual Report and through the date of this Proxy Statement, there are no transactions or series of similar transactions to which the Company was a party or will be a party, in which: (i) the amounts involved exceeded or will exceed $120,000; and (ii) any of the Company’s directors, director nominees, executive officers, or holders of more than 5% of its capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Information about transactions involving related persons is assessed by the Company’s independent directors. Related persons include the Company’s directors and executive officers as well as immediate family members of such directors and officers. If the independent directors approve or ratify a material transaction involving a related person, then the transaction would be disclosed in accordance with the SEC rules. If the related person is a director, or a family member of a director, then that director would not participate in those discussions.

Involvement in Certain Legal Proceedings

During the past ten years, none of our current directors or executive officers have been involved in any legal proceedings identified in Item 401(f) of Regulation S-K, except as disclosed below.

On November 22, 2024, Ximena Semensato (the “Plaintiff”) filed Semensato v. Foxx Development Holdings Inc., et al., No. 2024-1200 (Del. Ch. Ct.), a class action complaint (the “Complaint”) in Delaware Chancery Court (the “Court”) against the Company and certain “Individual Defendants” (“Joy” Yi Hua, Haitao Cui, “Jeff” Feng Jiang, “Eva” Yiqing Miao and Edmund R. Miller) (the “Action”). The Plaintiff sought declaratory relief under provisions of the Delaware General Corporation Law relating to a waiver of the corporate opportunity doctrine that was contained in the Company’s Charter. The Company and each of the Individual Defendants denied any and all wrongdoing alleged in the Complaint. However, to avoid the cost and distraction of litigation, the directors of the board of the Company determined that it was advisable and in the best interests of the Company and its stockholders to amend Article X of the Charter. The Board approved and adopted the certificate of amendment to the Charter (the “Opportunity Waiver Limitation Amendment”), and was planning for the Opportunity Waiver Limitation Amendment to be submitted to the stockholders of the Company for adoption and approval at the next annual meeting of stockholders with the Board’s recommendation that the Opportunity Waiver Limitation Amendment be approved and adopted by the stockholders of the Company.

On March 3, 2025, after the Plaintiff was advised of the Board’s approval of the Amended Charter, the Plaintiff filed a notice of voluntary dismissal of the Action as moot, which the Court approved by order dated March 4, 2025. Believing that the swift resolution of the Action was in the best interests of and benefit to the Company, and without admitting the allegations Plaintiff made in the Complaint, the Company agreed to pay $85,000 (the “Mootness Fee,” inclusive of a $500 service award to Plaintiff) to Plaintiff’s counsel to resolve the anticipated application by Plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses. The Court has not and will not pass judgment on the Mootness Fee.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers, directors and persons who own more than ten percent of the issued and outstanding shares of Common Stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish copies of all Section 16(a) forms to the Company. Based solely upon a review of Section 16(a) forms filed with the SEC, we believe that all required reports were timely filed during the fiscal year ended June 30, 2025, except that Mr. John Chiang was late in filing a Form 3 in connection with his appointment as a director.

BENEFICIAL OWNERSHIP AND OTHER MATTERS

Beneficial Ownership

The table below provides certain information about beneficial ownership of Common Stock of the Company as of the Record Date with respect to: (i) each person, or group of affiliated persons, who is known to the Company to own more than five percent (5%) of Company’s Common Stock; (ii) each of the Company’s directors; (iii) each of the Company’s executive officers; and (iv) all of the Company’s directors and executive officers as a group.

Except as otherwise noted, to the knowledge of the Company, all persons listed below have sole voting and dispositive power with respect to all shares of Common Stock they beneficially own, except to the extent authority is shared by spouses under applicable law. Applicable percentage ownership is based on 6,876,513 shares of Common Stock outstanding as of the Record Date. In computing the number of shares of Common Stock beneficially owned by a person and applicable percentage of ownership of that person, we deemed outstanding shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within sixty (60) days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each shareholder is in care of Foxx Development Holdings Inc., 15375 Barranca Parkway C106, Irvine, CA 92618.

	Beneficial Ownership Common Stock
Name and Address of Beneficial Owner	Shares	% of Class
Directors and Named Executive Officers
Greg Foley	—	—
“Joy” Yi Hua(1)	2,156,250	31.6%
Haitao Cui	—	—
James Liao	—	—
“Eva” Yiqing Miao	—	—
Edmund R. Miller	—	—
John Chiang	—	—
All directors and executive officers as a group (seven persons)	2,156,250	31.6%

5% Beneficial Owner
Acri Capital Sponsor LLC(1)	2,156,250	31.6%
BRR Investment Corp.(2)	2,081,100	30.3%
New Bay Capital Limited(3)	700,473	10.2%
BR Technologies Pte. Ltd.(4)	663,581	9.6%

____________

*        Less than one percent (1%)

(1)      Acri Capital Sponsor LLC, is the record holder of the securities reported herein. “Joy” Yi Hua, our CFO, is the sole manager and member of Acri Capital Sponsor LLC. By virtue of this relationship, Ms. Hua may be deemed to have beneficial ownership of the securities held of record by Acri Capital Sponsor LLC. The address of Acri Capital Sponsor LLC is 13284 Pond Springs Rd, Ste 405, Austin, Texas 78729.

(2)      BRR Investment Corp. is a limited liability company incorporated under laws of U.S. Virgin Islands. Lapistone Trust LLC, the trustee of Durabilis Trust, owner of BRR Investment Corporation, has directed voting and investment discretion with respect to the securities held by the BRR. The address of BRR Investment Corp. is Royal Palms Professional Building, 9053 Estate Thomas, Ste. 101, St. Thomas, U.S. Virgin Islands, 00802. This information is based solely on a Schedule 13D filed by BRR Investment Corp. and Lapistone Trust LLC, with the SEC on September 27, 2024 and the amount of forfeited shares in the escrow account.

(3)      New Bay Capital Limited is a limited liability company incorporated in Hong Kong and wholly-owned by New Bay Capital (Cayman) Corporation, an exempted corporation incorporated under laws of Cayman Island and wholly-owned by Mr. Shi Liu, who has the voting and dispositive power with respect to the securities owned by this entity. The address of New Bay Capital Limited is Rm. 805, 8/F, Harbour Crystal Center, No. 100 Granville Road, Tsim Sha Tsui, KL, Hong Kong. This information is based solely on a Schedule 13D filed by New Bay Capital Limited, with the SEC on October 7, 2024 and the amount of forfeited shares in the escrow account.

(4)      BR Technologies Pte. Ltd. is a limited liability company incorporated in Singapore and wholly-owned by Mr. Baoman Xu, who has the voting and dispositive power with respect to the securities owned by this entity. The address of BR Technologies Pte. Ltd. is 51 Normanton Park, #24-29 Normanton Park, Singapore 117281. This information is based solely on a Schedule 13D filed by BR Technologies Pte. Ltd. with the SEC on October 7, 2024 and the amount of forfeited shares in the escrow account.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Our business affairs are managed under the direction of the Board in accordance with the Delaware General Corporation Law, our certificate of incorporation and our bylaws. Members of our Board are kept informed of our business through discussions with the Chairman of the Board, our Chief Executive Officer and other officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. Our corporate governance practices are summarized below.

Board Meetings and Director Attendance at Annual Meetings

During the fiscal year ended June 30, 2025, we held 2 scheduled and special meetings of the Board, where all directors participated in each of such meetings.

We encourage attendance by members of the Board at our annual meetings of shareholders.

Independence of Board of Directors and Members of Its Committees

The Company currently maintains a Board that is composed of a majority of “independent” directors within the meaning of the rules of the Nasdaq Stock Market, Inc. (“Nasdaq”). The Board has determined that the following current directors, constituting a majority of the members of the Board, are independent as defined in the applicable listing standards of Nasdaq: Ms. Miao, Mr. Miller and Mr. Chiang. As Ms. Miao’s replacement, Ms. Shen will continue to qualify as an independent director under the applicable listing standards of Nasdaq. Each current member of the Audit, Compensation, and Nominating and Governance Committees is an independent director pursuant to all applicable listing standards of Nasdaq. The Board has also determined that each current member of the Audit Committee and Ms. Shen also meet the additional independence standards for audit committee members established by the SEC, and each member of the Compensation Committee and Ms. Shen also qualifies as a “non-employee director” as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Independence Standard

The Board examines the independence of the directors annually. For a director to be considered independent, the Board must determine that the director does not have any relationship with us or any of our affiliates, either directly or as a partner, shareholder or officer of an organization that has such a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Pursuant to Nasdaq Listing Rule 5605(a)(2), a director will not be considered independent if, among other things, the director has:

•        Been employed by the Company or its affiliates at any time in the current year or during the past three years;

•        Accepted, or has a family member who accepted, any payments from the Company or its affiliates in excess of $120,000 during any period of twelve consecutive months within the preceding three years (except for Board services, retirement plan benefits, non-discretionary compensation or loans made by the Bank in accordance with applicable banking regulations);

•        An immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

•        Been, or has a family member who has been, a partner, controlling shareholder or an executive officer of any “for profit” business to which the Company made or from which it received, payments (other than those which arise solely from investments in the Company’s securities) that exceed 5% of the entity’s or the Company’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the preceding three years;

•        Been, or has a family member who has been, employed as an executive officer of another entity where at any time during the past three years any of the Company’s executive officers serve on that entity’s compensation committee; or

•        Been, or has a family member been, employed as a partner or employee of the Company’s outside auditors in any of the receding three years.

Board Leadership Structure and Role in Risk Oversight

The Board’s primary responsibility is to seek to maximize long-term shareholder value. The Board selects our management, monitors management and Company performance, and provides advice and counsel to management. Among other things, the Board regularly reviews our business strategy and approves our budget. In fulfilling the Board’s responsibilities, non-employee directors have full access to our management, external auditors and outside advisers.

Committees of the Board of Directors

The Board directs the management of our business and affairs, as provided by Delaware law, and conduct its business through meetings of the Board and its standing committees. We have a standing audit committee, compensation committee, and nominating and corporate governance committee, each of which operates under a written charter.

In addition, from time to time, special committees may be established under the direction of the Board when the Board deems it necessary or advisable to address specific issues. Current copies of our committee charters are posted on our website, as required by applicable SEC and Nasdaq listing rules.

Audit Committee

Our audit committee consist of Ms. Miao, Mr. Miller and Mr. Chiang, with Ms. Miao serving as its chair. If Ms. Shen’s nomination is approved by the stockholders of the Company in the Annual Meeting, Ms. Shen will succeed Ms. Miao as member and chair of the committee. The Board determines that each of these individuals satisfies the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and the applicable listing standards of Nasdaq. Each member of audit committee satisfies the requirements for financial literacy under the applicable Nasdaq listing rules. In arriving at this determination, the Board examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.

The Board determines that Ms. Miao qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq listing rules. In making this determination, the Board considered Ms. Miao’s formal education and previous and current experience in financial and accounting roles. The Board also determines that Ms. Shen, Ms. Miao’s replacement, qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq listing rules, based on review of Ms. Shen’s formal education and previous and current experience in financial and accounting roles. Both our independent registered public accounting firm and management periodically meet privately with the our audit committee.

The audit committee’s responsibilities will include, among other things:

•        appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•        discussing with our independent registered public accounting firm their independence from management;

•        reviewing with our independent registered public accounting firm the scope and results of their audit;

•        pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that the Company files with the SEC;

•        reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

•        establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Compensation Committee

Our compensation committee consists of Ms. Miao, Mr. Miller and Mr. Chiang, with Mr. Miller as its chair. If Ms. Shen’s nomination is approved by the stockholders of the Company in the Annual Meeting, Ms. Shen will succeed Ms. Miao as member of the committee. The Board determines that each of these individuals are non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act. The Board determines that these individuals are “independent” as defined under the applicable Nasdaq listing standards, including the standards specific to members of a compensation committee. The compensation committee’s responsibilities will include, among other things:

•        reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of these goals and objectives and setting or making recommendations to the Board regarding the compensation of our Chief Executive Officer;

•        reviewing and setting or making recommendations to the Board regarding the compensation of the other executive officers;

•        making recommendations to the Board regarding the compensation of directors;

•        reviewing and approving or making recommendations to the Board regarding incentive compensation and equity-based plans and arrangements; and

•        appointing and overseeing any compensation consultants.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Ms. Miao, Mr. Miller and Mr. Chiang, with Mr. Chiang as its chair. If Ms. Shen’s nomination is approved by the stockholders of the Company in the Annual Meeting, Ms. Shen will succeed Ms. Miao as member of the committee. The Board determines that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq and SEC rules and regulations.

The nominating and corporate governance committee’s responsibilities include, among other things:

•        identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•        recommending to the Board the nominees for election to the Board at annual meetings of shareholders;

•        overseeing an evaluation of the Board and its committees; and

•        developing and recommending to the Board a set of corporate governance guidelines. We believe that the composition and functioning of nominating and corporate governance committee meets the requirements for independence under the current Nasdaq Stock Market listing standards.

The Board may from time to time establish such other committees.

Compensation Committee Interlocks and Insider Participation

None of the executive officers currently serves, or has served during the last year, as a member of the Board or compensation committee of any entity, that has one or more executive officers who are expected to serve as a member of the Board.

Nomination Process

The process of reviewing and making recommendations for nominations and appointments to the Board is the responsibility of the Nominating and Corporate Governance Committee. Our directors have a critical role in guiding our strategic direction and in overseeing management. The Nominating and Corporate Governance Committee will consider candidates for the Board based upon several criteria, including their broad-based business and professional skills and experiences, concern for the long-term interests of stockholders, personal integrity and judgment. Candidates should have reputations, both personal and professional, consistent with our image and reputation. Directors must have time available to devote to Board activities and to enhance their knowledge of the banking industry. Accordingly, the Board seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities for us, and who are expected to contribute to an effective Board.

The Nominating and Corporate Governance Committee utilizes the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors, each year the Board informally reviews each director’s overall service to us during the term, including the number of meetings attended, level of participation and performance. In the case of new director candidates, the Nominating and Corporate Governance Committee may solicit from existing directors the names of potential candidates who meet the criteria above; the Nominating and Corporate Governance Committee may discuss candidates suggested by our stockholders; and, if deemed appropriate by the Board, the Nominating and Corporate Governance Committee may engage a professional search firm. To date, the Nominating and Corporate Governance Committee has not engaged a professional search firm to identify or evaluate potential nominees, but it retains the right to do so in the future, if necessary. The Nominating and Corporate Governance Committee meets to discuss and consider these candidates’ qualifications and then chooses new candidates by majority vote.

Shareholder Nominations

Under our bylaws, nominations for directors may be made by any shareholder of any outstanding class of our capital stock who delivers notice, along with the additional information and materials required by our Charter and bylaws, to our Secretary not fewer than 90 days and not more than 120 days before the anniversary date of the immediately preceding annual meeting of stockholders. Stockholders may obtain a copy of our Charter and bylaws by writing to our Corporate Secretary, 15375 Barranca Parkway C106, Irvine, CA 92618.

To be considered, the shareholder’s nomination must contain: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the total number of shares of our capital stock that will be voted for each proposed nominee; (iv) the name and residence address of the notifying shareholder; and (v) the number of our shares of capital stock owned by the notifying shareholder. In addition, the nomination should include any other information relating to the proposed nominee required to be included in a proxy statement filed pursuant to the proxy rules of the SEC and the nominee’s written consent to serve as a director if elected.

Code of Conduct

Each of our directors and officers is required to comply with the Company’s Code of Business Conduct and Ethics (the “Code of Conduct”) adopted by our Board. The Code of Conduct was adopted to deter wrongdoing and promote honest and ethical conduct; full, fair, accurate and timely disclosure in public documents; compliance with law; prompt internal reporting of Code of Conduct violations, and accountability for adherence to the Code of Conduct.

Related Person Transaction Policy

We have adopted a written Related Person Transactions Policy that set forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” Our audit committee approves only those transactions that it determines are fair to us and in our best interests.

A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:

•        any person who is, or at any time during the applicable period was, one of our executive officers or a member of the Board;

•        any person who is known by us to be the beneficial owner of more than 5% of our voting stock;

•        any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock; and

•        any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its audit committee charter, the audit committee will have the responsibility to review related person transactions.

Clawback Policy

We have adopted a clawback policy that applies to our executive officers (the “Policy”) to comply with Nasdaq rules.

The policy gives the Compensation Committee the discretion to require executive officers to reimburse us for any Erroneously Awarded Compensation (as defined in the Policy) that was based on financial results that were subsequently restated as a result of that person’s misconduct.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and other dispositions of the registrant’s securities by directors, senior management, and employees.

Our policy prohibits our executive officers and directors from (i) using any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our stock and (ii) holding our stock in margin accounts or pledging our stock as collateral for a loan.

Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law (the “DGCL”) authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers under certain circumstances and subject to certain limitations. The terms of Section 145 of the DGCL are sufficiently broad to permit indemnification under certain circumstances for liabilities, including reimbursement of expenses incurred, arising under the Securities Act.

As permitted by the DGCL, the Company’s Charter contains provisions that eliminate the personal liability of its directors and officers for monetary damages for any breach of fiduciary duties in their role, except liability for the following:

•        any breach of the director’s or officer’s duty of loyalty to the Company or its stockholders;

•        any act or omission in bad faith or that involves knowing or intentional violation of law;

•        unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; and

•        any transaction from which the director or officer derived an improper personal benefit.

As permitted by the DGCL, the Company’s bylaws provide that:

•        the Company is required to indemnify its directors and officers to the fullest extent permitted by the DGCL, subject to limited exceptions;

•        the Company may indemnify its other employees and agents as set forth in the DGCL;

•        the Company is required to advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by the DGCL, subject to limited exceptions; and

•        the rights conferred in the Company’s bylaws are not exclusive.

We have entered into an indemnification agreement with each of our directors and executive officers that provides for indemnification to the maximum extent permitted by Delaware law.

EXECUTIVE COMPENSATION

Executive Compensation

We are an emerging growth company as such term is defined under the Exchange Act. This section discusses the material elements of compensation awarded to, earned by or paid to Foxx’s principal executive officer and other executive officers (other than our principal executive officer). Together, these officers are referred to as our “named executive officers” or “NEOs.”

The Company has entered into employment agreements with each of its executive officers, pursuant to which each executive officer is entitled to the following compensation arrangement for each fiscal year. In addition to the base salary, each executive officer is entitled to medical benefits, including medical, vision, dental, and unemployment insurance. In addition, each of the executive officers below is entitled to participate in the Company’s 2024 Equity Incentive Plan (the “Incentive Plan”), as determined by the Board or its designee, as the administrator of the Incentive Plan.

The table below sets forth the compensation we paid to each NEO during the past two fiscal years:

Name and Principal Position	2024 Salary ($)	2025 Salary ($)	Bonus ($)	2024 Equity Awards ($)	2025 Equity Awards ($)	All Other Compensation ($)
Greg Foley
Chief Executive Officer; Executive Vice President of Business Development of the Operating Subsidiary	$275,000	265,833		—	29,087	N/A
Haitao Cui
Executive Vice President; Chief Executive Officer of the Operating Subsidiary	$300,000	290,000		—	169,245	N/A
“Joy” Yi Hua
Chairwoman and Chief Financial Officer; Chief Financial Officer of the Operating Subsidiary	$—	290,000		—	83,047	N/A
James Liao
Chief Technology Officer; Chief Technology Officer of the Operating Subsidiary	$180,000	177,000	N/A		37,196	N/A

Each of the executive officers has entered into an employee proprietary information and invention assignment agreement with the Company, agreeing to certain non-disclosure, non-solicitation and non-compete obligations, as well as the assignment of all innovations and associated intellectual property rights created, discovered, conceived or developed in the course of employment with the Company, in reliance upon the confidential information of, or using the resources of, the Company.

Director Compensation

We have entered into offer letters with each of the independent directors, pursuant to which each independent director is entitled to receive $100,000 in cash compensation per year, subject to the review, adjustment and approval by the Board.

The table below sets forth the compensation we paid to each independent director during the past two fiscal years:

Name and Principal Position	2024 ($)(1)	2025 ($)	Bonus ($)	2024 Equity Awards ($)	2025 Equity Awards ($)	All Other Compensation ($)
“Eva” Yiqing Miao
Director	$—	75,000		—	—	N/A
Edmund R. Miller
Director	$—	75,000		—	5,727	N/A
John Chiang
Director	$—	58,333.33		—	8,379	N/A

____________

(1)      Ms. Miao and Mr. Miller were appointed as directors of the Company on September 26, 2024, and Mr. Chiang was appointed as the director of the Company on November 13, 2024.

Outstanding Equity Awards

The Company has not granted any options to our directors and NEOs as of June 30, 2025.

The following table presents information regarding the outstanding restricted stock units held by each of our directors and NEOs as of June 30, 2025.

Equity Awards
Name	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stack that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Greg Foley(1)	—	—	24,312	$133,473
Chief Executive Officer; Executive Vice President of Business Development of the Operating Subsidiary
Haitao Cui(1)	—	—	141,463	$776,632
Executive Vice President; Chief Executive Officer of the Operating Subsidiary
“Joy” Yi Hua(1)	—	—	69,415	$381,088
Chairwoman and Chief Financial Officer; Chief Financial Officer of the Operating Subsidiary
James Liao(1)	—	—	31,090	$170,684
Chief Technology Officer; Chief Technology Officer of the Operating Subsidiary
“Eva” Yiqing Miao(1)	—	—	0	$—
Director
Edmund R. Miller(1)	—	—	4,787	$26,281
Director
John Chiang(2)	—	—	19,149	$105,128
Director

____________

(1)      The Company grant such numbers of restricted stock to each of these directors or NEOs on November 5, 2024, with 1/4 of such granted shares vested on the one-year anniversary of the grant date, and 1/16 of such granted shares to be vested at the end of each subsequent quarter.

(2)      The Company grant such number of restricted stock to the director on January 22, 2025, with 1/4 of such granted shares vested to be vested on the one-year anniversary of the grant date, and 1/16 of such granted shares to be vested at the end of each subsequent quarter.

2024 Equity Incentive Plan

Pursuant to the Business Combination Agreement, the Board adopted and approved the Incentive Plan, which became effective on September 26, 2024.

The Incentive Plan is administered by the plan administrator, who is the Board or a committee that the Board designates. The plan administrator has the power to determine, among other things, the terms of the awards granted under the Incentive Plan, including the exercise price, the number of shares subject to each award (and the class of shares), and the exercisability and vesting terms of the awards, subject to the terms of the Incentive Plan. The plan administrator also has the power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the Incentive Plan. All decisions made by the administrator pursuant to the provisions of the Incentive Plan will be final, conclusive, and binding.

A total number of 1,454,019 shares of Common Stock was authorized for issuance under the Incentive Plan.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our Common Stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material non-public information, subject to compliance with the terms of our insider trading policy. The sale of any shares under such a plan will be subject to any lock-up agreement, to the extent that the selling director or executive officer is a party thereto.

Vote Required

Directors will be elected pursuant to the affirmative vote of a plurality of the shares of Common Stock present in person (including virtual presence) or represented by proxy at the Annual Meeting. This means that the five nominees who receive the most affirmative votes will be elected to the Board. Accordingly, because there are five nominees in total, each person who receives one or more votes will be elected as a director.

Stockholders may cumulate their votes for this proposal. Cumulative voting allows a shareholder to allocate among the director nominees, as the shareholder sees fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares held by the shareholder. For example, if a shareholder owns 100 shares of Common Stock, and there are five directors to be elected at the Annual Meeting, a shareholder may allocate 500 “for” votes (five multiplied by 100) among as few or as many of the five nominees to be voted on at the Annual Meeting as the shareholder chooses. You may not cumulate your votes against a nominee. Cumulative voting applies only to the election of directors and not to other proposals.

If you are a shareholder of record and choose to cumulate your votes, you will need to submit a proxy card and make an explicit statement of your intent to cumulate your votes by so indicating in writing on the proxy card. If you hold shares beneficially through a broker, bank or nominee and wish to cumulate votes, you should contact your broker, bank or nominee.

You will not be able to submit cumulated vote allocation instructions for director elections if you grant a proxy by telephone or the Internet; thus, if you wish to cumulate your votes, you should submit a paper proxy card.

Board Recommendation

The Board recommends that you vote “FOR” each of the five directors nominated.

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PROPOSAL 2. RATIFICATION OF INDEPENDENT AUDITOR

The second item to be acted upon at the Annual Meeting is the approval and ratification of the Board’s selection of our independent registered public accounting firm.

The Board has appointed CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm to examine our financial statements for the current fiscal year ending June 30, 2026 and to perform other appropriate accounting services. CBIZ has been engaged as our independent registered public accounting firm since July 20, 2023 (taking into account the acquisition of the attest business of Marcum LLP by CBIZ CPAs P.C. effective November 1, 2024), and has no relationship with us other than that arising from their employment as our independent registered public accounting firm.

Audit Fees

The following table sets forth the aggregate amounts of principal accounting fees we paid to our independent registered public accountants for professional services performed in fiscal years ended June 30, 2025 and 2024 for: (i) audit fees — consisting of fees billed for services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) audit-related fees — consisting of fees billed for services rendered that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees; (iii) tax fees — consisting of fees billed for services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees — consisting of fees billed for all other services rendered.

	Year Ended June 30,
	2025	2024
Audit fees	$425,652	$545,320
Audit related fees	—	—
Tax fees	—	—
All other fees
	$425,652	$545,320

Audit fees were for professional services rendered by Marcum and CBIZ for the audit of our annual financial statements, and services that are normally provided by Marcum and CBIZ in connection with statutory and regulatory filings or engagements for that fiscal year, including in connection with our IPO. “Audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees.”

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s independent registered public accountants. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

The Audit Committee pre-approved all of the audit and non-audit services provided by CBIZ during the years ended June 30, 2025 and 2024.

Report of the Audit Committee

The Audit Committee is currently comprised of three members of our Board. Based upon the review described under “CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS — Independence of Board of Directors and Members of Its Committees” and “Independence Standards,” our Board has determined that each member of the Audit Committee is independent as defined in the applicable standards and rules of the Nasdaq and the SEC. The duties and responsibilities of the Audit Committee are set forth in the audit committee charter.

In accordance with its written charter adopted by the Board, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal control over financial reporting and related internal controls and procedures rests with management, and the Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements. In discharging its oversight responsibility as to the audit process, the Audit Committee reviewed and discussed the audited financial statements with management, and discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant regarding such independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2025 Annual Report.

The Audit Committee also has approved the selection of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025 and have approved submitting such selection for approval and ratification by the stockholders.

“Eva” Yiqing Miao

Edmund R. Miller

John Chiang

Vote Required

The proposal for the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the Annual Meeting.

Although ratification is not required by the Company’s bylaws or otherwise, the Board is submitting the appointment of CBIZ to the stockholders for ratification as a matter of good corporate practice. If the appointment is not ratified, the Board will re-evaluate its appointment, taking into consideration the stockholders’ vote. However, the Board is solely responsible for the appointment and termination of the Company’s auditors and may do so at any time in its discretion. Representatives of CBIZ plan will not be present at the Annual Meeting.

Proxies will be voted “FOR” ratification of the appointment of CBIZ as the Company’s independent registered public accounting firm for the 2026 fiscal year absent contrary instructions.

Board Recommendation

The Board recommends that you vote “FOR” the ratification of the appointment of CBIZ as the Company’s independent registered public accounting firm for the 2026 fiscal year.

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PROPOSAL 3: AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Introduction

Under Delaware law, directors and officers of a corporation owe fiduciary duties to the corporation and its stockholders, including the duty of loyalty. A recognized common law principle of the duty of loyalty under Delaware law is the corporate opportunity doctrine which provides that a director or officer may not appropriate to himself or herself a business opportunity properly belonging to the corporation. Delaware law weighs various factors in considering whether a business opportunity properly belongs to the corporation, including whether the opportunity is in the corporation’s line of business, whether the corporation is financially able to exploit the opportunity, whether the corporation has an interest or expectancy in the opportunity, and whether the fiduciary would be placed in a position inimical to his or her duties to the corporation by taking the opportunity for him- or herself.

If a corporation determines not to pursue a corporate opportunity, however, it is no longer considered a breach of the duty of loyalty for a director or officer to pursue such corporate opportunity. Furthermore, Section 122(17) of the Delaware General Corporation Law (the “DGCL”) allows a corporation to “[r]enounce, in its certificate of incorporation or by action of its board of directors, any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or 1 or more of its officers, directors or stockholders.” The legislative synopsis accompanying the adoption of Section 122(17) in 2000 states that “[n]ew subsection 122(17) clarifies that a corporation has the power to renounce in advance in its certificate of incorporation … specified business opportunities or specified classes or categories of business opportunities” and explains that the subsection was added to “eliminate uncertainty regarding the power of a corporation to renounce corporate opportunities in advance.”

Article X of our Certificate of Incorporation currently provides as follows:

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Amended and Restated Certificate of Incorporation or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

Reasons for Opportunity Waiver Limitation Amendment

On November 22, 2024, Ximena Semensato (the “Plaintiff”) filed Semensato v. Foxx Development Holdings Inc., et al., No. 2024-1200 (Del. Ch. Ct.), a class action complaint (the “Complaint”) in Delaware Chancery Court (the “Court”) against Foxx Development Holdings Inc. (the “Company”) and certain “Individual Defendants” (“Joy” Yi Hua, Haitao Cui, “Jeff” Feng Jiang, “Eva” Yiqing Miao and Edmund R. Miller) (the “Action”). The complaint in the Action alleges, among other things, that Article of the Certificate of Incorporation violates Delaware law because its renunciation of corporate opportunities is impermissibly broad because it is not sufficiently limited to specified business opportunities or specified classes or categories of business opportunities and impermissibly waives fiduciary duties of the Company’s directors and officers.

The Company and its directors denied any and all wrongdoing alleged in the Action. However, to avoid the cost and distraction of litigation, the directors of the board of the Company (the “Board”) determined that it was advisable and in the best interests of the Company and its stockholders to amend Article X of the Charter to read as set forth in Annex B to this proxy statement (the “Amendment”) and to submit the Opportunity Waiver Limitation Amendment to the stockholders of the Company for approval with the recommendation of the Board.

Following the Board’s approval of the Opportunity Waiver Limitation Amendment on February 15, 2025, the Opportunity Waiver Limitation Amendment was proposed to the plaintiff in the Action. The plaintiff agreed that the proposed language mooted the claims, and on March 3, 2025, filed a notice of voluntary dismissal of the Action as moot, which the Court approved by order dated March 4, 2025. The notice also explained that the Opportunity Waiver Limitation Amendment will be submitted for a stockholder vote in connection with the upcoming Annual Meeting. Believing that the swift resolution of this Action was in the best interests of and benefit to the Company, and without admitting the allegations Plaintiff made in the Complaint, the Company agreed to pay $85,000 (the “Mootness Fee,” inclusive of a $500 service award to Plaintiff) to Plaintiff’s counsel to resolve the anticipated application by Plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses. The Court has not and will not pass judgment on the Mootness Fee.

Proposed Amendment

If Proposal 3 regarding the Opportunity Waiver Limitation Amendment is approved by our stockholders, then Article X of the Certificate of Incorporation would be revised such that the waiver would be limited to cover only the Company’s directors who are not employees of the Company or its subsidiaries (the “non-employee directors”), and would be further limited to waive only “Excluded Opportunities.” An “Excluded Opportunity” is any investment or business opportunity, activity, transaction or matter relating to consumer electronics, mobile networks, communications or connectivity technology that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of any non-employee directors, unless such Excluded Opportunity is presented to, or acquired, created or developed by, or otherwise comes into the possession of such director in their capacity as a Company director.

The form of the proposed amendments to Article X of the Certificate of Incorporation to effectuate the Opportunity Waiver Limitation Amendment, including the complete definition of “Excluded Opportunities,” is included as Annex B to this proxy statement.

If the Opportunity Waiver Limitation Amendment is approved by our stockholders, then the Company will have authority to file the Opportunity Waiver Limitation Amendment with the Secretary of State of the State of Delaware, with such amendment to become effective upon its filing. It is currently anticipated that, if the Charter Amendment Proposal is approved by our stockholders, the Company will file the Opportunity Waiver Limitation Amendment promptly after obtaining such approval.

Vote Required

The affirmative vote of the holders of a majority of the voting power of all of the shares of Common Stock outstanding on the Record Date is required to approve the Charter Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Board Recommendation

The Board recommends that you vote “FOR” the approval of the Opportunity Waiver Limitation Amendment.

ANNUAL REPORT

The Company filed its 2025 Annual Report with the SEC on October 15, 2025. The 2025 Annual Report, the Notice, and the Proxy Statement, are available on the Internet at www.proxyvote.com.

The Company’s 2025 Annual Report, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website at www.sec.gov and the Company’s website at https://ir.foxxusa.com/.

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 promulgated under the Exchange Act, our stockholders may present proper proposals for inclusion in our proxy or information statement and for consideration at the next annual meeting of stockholders by submitting their proposals to our Secretary in a timely manner. In order to be included in the proxy or information statement for the 2026 Annual Meeting of Stockholders, shareholder proposals must be received by our Secretary no later than August 3, 2026 (120 days prior to the anniversary of the mailing date of this proxy statement) and must otherwise comply with the requirements of Rule 14a-8. Also see “CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS — Shareholder Nominations”.

COMMUNICATIONS WITH THE BOARD

Stockholders wishing to communicate directly with the Board of Directors or any independent directors should send written communications to Joy Yi Hua, Chairwoman of the Board, Foxx Development Holdings, Inc., 15375 Barranca Parkway C106 Irvine, CA 92618. Each communication will be reviewed by Ms. Hua who will make appropriate recommendations to the Board of Directors, which may include discussing the matter raised with the Board of Directors as a whole, with only the independent directors, and/or with other members of the senior management team. We believe that this procedure allows the Board of Directors to be responsive to shareholder communications in a timely and appropriate manner.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and our website at www.bankpatriot.com.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of our periodic reports, information statements or other information concerning us, without charge, by written request, directed to the Corporate Secretary, xx Development Holdings, Inc., 15375 Barranca Parkway C106, Irvine, CA 92618 or by telephone at 201-962-5550. If you would like to request documents, please do so by December 12, 2025 in order to receive them timely before the Annual Meeting.

THIS PROXY STATEMENT IS DATED DECEMBER 1, 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ABOVE, UNLESS EXPRESSLY PROVIDED, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ALL STOCKHOLDERS ARE URGED TO VOTE OVER THE INTERNET, BY TELEPHONE, OR BY MAIL.

By Order of the Board of Directors,

Joy Yi Hua	Greg Foley
Chairwoman and Chief Financial Officer	Chief Executive Officer
December 1, 2025

Annex A

FOXX DEVELOPMENT HOLDINGS 15375 BARRANCA PARKWAY C106 IRVINE, CA 92618 TEL: 201-962-5550 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 19, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FOXXW2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 19, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V81640-P41594 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FOXX DEVELOPMENT HOLDINGS The Board of Directors recommends you vote FOR the following proposals: 1. To elect each of the five directors named in the proxy statements to hold office until the next annual meeting of the stockholders or his or her successor has been elected and qualified. successor has been elected and qualified. Nominees: 1a. Joy Yi Hua 1b. Haitao Cui 1c. Michele Jie Shen 1d. Edmund R. Miller 1e. John Chiang For Against Abstain 2. To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026; and 3. To approve an amendment to our Amended and Restated Certificate of Incorporation as set forth in the proxy statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Annex A-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K is available at www.proxyvote.com. V81641-P41594 FOXX DEVELOPMENT HOLDINGS ANNUAL MEETING OF STOCKHOLDERS DECEMBER 22, 2025, 11:00 AM THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Joy Yi Hua as proxy, with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of FOXX DEVELOPMENT HOLDINGS that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, on December 22, 2025, virtually at www.virtualshareholdermeeting.com/FOXXW2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

Annex A-2

Annex B

Form of Certificate of Amendment
to
the Amended and Restated Certificate of Incorporation

[date]

Foxx Development Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: That at a meeting of the Board of Directors of the Corporation on February 15, 2025, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation (the “Charter”) of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article X of the Charter is hereby amended and restated to read in full as follows (the “Amendment”):

ARTICLE X

The Corporation renounces, to the fullest extent permitted by law, any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any investment or business opportunity or activity or potential transaction or matter, relating in any way to consumer electronics, mobile networks, communications or connectivity technology that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, unless such Excluded Opportunity is presented to, or acquired, created or developed by, or otherwise comes into the possession of such director solely in his or her capacity as such.

Neither the amendment, alteration, or repeal of this Article X nor the adoption of any provision inconsistent with this Article X shall eliminate or reduce the effect of this Article X in respect of the renunciation of any business opportunity existing prior to such amendment, alteration, repeal or adoption.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Foxx Development Holdings, Inc.
By:
Name:	“Joy” Yi Hua
Title:	Chairwoman of the Board of Directors and CFO

Annex B-1